                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael J. Vogelzang, Chief Executive Officer of Boston Advisors Trust (the "Registrant"), certifies to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                 /s/ Michael J. Vogelzang
         --------------------------------------------------------
         Michael J. Vogelzang, Chief Executive Officer

         Date  December 27, 2004
             ------------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

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                                                                  EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Ronald B. Maggiacomo, Chief Financial Officer of Boston Advisors Trust (the "Registrant"), certifies to the best of her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2004 (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                 /s/ Ronald B. Maggiacomo
         -----------------------------------------------------
         Ronald B. Maggiacomo, Chief Financial Officer

         Date  December 27, 2004
             ------------------------


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C.
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.